                       SCHEDULE 14A INFORMATION STATEMENT
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant:  [X]
Filed by a Party other than the Registrant
Check the appropriate box:
       Preliminary Proxy Statement
       Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)
[X]    Definitive Proxy Statement
       Definitive Additional Materials
       Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                               ROSS SYSTEMS, INC.
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
       (1)     Title of each class of securities to which transaction applies:


       (2)     Aggregate number of securities to which transaction applies:


       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       (4)     Proposed maximum aggregate value of transaction:


       (5)     Total fee paid:

       Fee paid previously with preliminary materials.
       Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1)     Amount Previously Paid:


       (2)     Form, Schedule or Registration Statement No.:


       (3)     Filing Party:


       (4)     Date Filed:


                        (Amended by Sec Act Rel No. 7331,
                     Exch Act Rel No. 37692, eff. 10/7/96.)

                               ROSS SYSTEMS, INC.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 17, 1999



TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Ross Systems, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, November 17, 1999 at 9:00 a.m., local time, at the Company's executive offices in Atlanta, Georgia located at Two Concourse Parkway, Suite 800, Conference Room, Atlanta, Georgia, 30328, for the following purposes:

         1. To elect directors. The Board of Directors intends to nominate for re-election the five directors identified in the accompanying Proxy Statement.

         2. To ratify the appointment of Arthur Andersen, LLP as independent auditors of the Company for the fiscal year ending June 30, 2000.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on October 1, 1999 are entitled to vote at the meeting.

                                       FOR THE BOARD OF DIRECTORS



                                       /s/ Dennis V. Vohs
                                       -------------------------------------
                                       Dennis V. Vohs, CHAIRMAN OF THE BOARD

Atlanta, Georgia
October 12, 1999



                                    IMPORTANT

         TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU RETURN A PROXY.

                               ROSS SYSTEMS, INC.
                              TWO CONCOURSE PARKWAY
                                    SUITE 800
                             ATLANTA, GEORGIA 30328


                         ANNUAL MEETING OF STOCKHOLDERS
                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed Proxy is solicited on behalf of the Board of Directors of Ross Systems, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held Wednesday, November 17, 1999 at 9:00 a.m., local time, or at any and all continuation(s) and adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's executive offices in Atlanta, Georgia located at Two Concourse Parkway, Suite 800, Conference Room, Atlanta, Georgia 30328. The telephone number at that location is (770) 351-9600.

         These proxy solicitation materials were mailed on or about October 12, 1999 to all stockholders entitled to vote at the Annual Meeting.

PURPOSES OF THE ANNUAL MEETING

         The purposes of the Annual Meeting are to: (1) elect five directors to serve for the ensuing year and until their successors are duly qualified and elected; (2) ratify the appointment of Arthur Andersen, LLP as the Company's independent accountants for the 2000 fiscal year; and (3) transact such other business as may properly come before the meeting and any and all continuations and adjournments thereof.

RECORD DATE, VOTING SECURITIES AND SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         Only stockholders of record at the close of business on October 1, 1999 (the "Record Date") are entitled to receive notice and vote at the Annual Meeting. At the Record Date, 23,334,992 shares of the Company's Common Stock were issued and outstanding and held of record by 423 registered stockholders. The closing price of the Company's Common Stock on the Record Date, as reported by the NASDAQ National Market, was $2.719 per share.

         The following table sets forth the beneficial ownership of Common Stock of the Company as of September 10, 1999 by (a) each director, (b) each of the executive officers identified in the Summary Compensation Table and, (c) all directors and executive officers as a group. There are no persons known to the Company who beneficially own 5% or more of the shares outstanding on September 10, 1999. Under the rules of the United States Securities and Exchange Commission (the "SEC"), beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of September 10, 1999 through the exercise of any stock option.



                                                                              SHARES       OPTIONS EXERCISABLE    APPROXIMATE
                                                                           BENEFICIALLY     WITHIN 60 DAYS OF       PERCENT
NAME OF BENEFICIAL OWNERS                                                    OWNED(1)     SEPTEMBER 10, 1999(2)      OWNED
-------------------------                                                    --------     ---------------------      -----

Dennis V. Vohs........................................................            745,950                278,854        3.2%
J. Patrick Tinley.....................................................            243,669                153,169        1.0%
Oscar Pierre Prats....................................................            208,388                 13,500           *
Joseph L. Southworth..................................................            100,298                 84,248           *
Robert B. Webster.....................................................             79,871                 21,750           *
Donald F. Campbell....................................................             58,825                 55,125           *
Peter D. Van Houten...................................................             55,988                 34,125           *
Eric W. Musser........................................................             31,811                 21,375           *
J. William Goodhew, III...............................................             30,500                 10,500           *
Mario M. Rosati.......................................................             20,000                 20,000           *
Bruce J. Ryan.........................................................             20,000                 20,000           *
Verome M. Johnston....................................................              7,500                  2,500           *
Malcolm C. Marais.....................................................              4,500                  4,500           *
All officers and directors as a group
   (13 persons)                                                                 1,607,300                719,646        6.9%

-----------

* Less than 1%.

(1) The table is based upon information supplied by executive officers, directors and principal stockholders. Unless otherwise indicated, each of the stockholders named in the table has sole voting investment and/or dispositive power with respect to all shares of Common Stock shown as beneficially owned, subject to community property laws where applicable and to the information contained in the footnotes to this table.

(2)      These options are included in the Shares Beneficially Owned.

REVOCABILITY OF PROXIES

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Corporate Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

VOTING; QUORUM; ABSTENTIONS AND BROKER NON-VOTES

         Each stockholder is entitled to one vote for each share held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors (Proposal One). A plurality of the Votes Cast (see definition below) at the Annual Meeting is required for the election of directors (Proposal One). For all other proposals, the affirmative vote of the majority of the Votes Cast at the Annual Meeting is required for approval.

         The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date and entitled to vote at the Annual Meeting, present in person or represented by proxy. Shares that are voted "FOR," "AGAINST" or "ABSTAIN" from a matter are treated as being present at the Annual Meeting for purposes of establishing a quorum and are also treated as votes eligible to be cast by the Common Stock, present in person or represented by proxy, at the Annual Meeting and "entitled to vote on the subject matter" (the "Votes Cast") with respect to such matter. If a quorum is not present or represented, then either the chairman of the Annual Meeting or the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, will have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned Annual Meeting.

         Although there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of Votes Cast with respect to a particular matter. Therefore, in the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner.

         Broker non-votes, however, shall be treated differently. In a 1988 Delaware case, BERLIN V. EMERALD PARTNERS, the Delaware Supreme Court held that, while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Consequently, broker non-votes with respect to proposals set forth in this Proxy Statement will not be considered Votes Cast and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

         Therefore, for purposes of the election of directors (Proposal One), neither abstentions nor broker non-votes will have any effect on the outcome of the vote. For all other proposals, abstentions will have the same effect as votes against these proposals and broker non-votes will not have any effect on the outcome of the vote.

         PROXIES IN THE ACCOMPANYING FORM THAT ARE PROPERLY EXECUTED AND RETURNED WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY. ANY PROPERLY EXECUTED PROXY ON WHICH THERE ARE NO INSTRUCTIONS INDICATED ABOUT A SPECIFIED PROPOSAL WILL BE VOTED AS FOLLOWS: (I) FOR THE ELECTION OF THE FIVE PERSONS NAMED IN THIS PROXY STATEMENT AS THE BOARD OF DIRECTORS' NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS AND; (II) FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE 2000 FISCAL YEAR. NO BUSINESS OTHER THAN THAT SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF STOCKHOLDERS IS EXPECTED TO COME BEFORE THE ANNUAL MEETING. SHOULD ANY OTHER MATTER REQUIRING A VOTE OF STOCKHOLDERS PROPERLY ARISE, THE PERSONS NAMED IN THE PROXY WILL VOTE THE SHARES THEY REPRESENT AS THE BOARD OF DIRECTORS MAY RECOMMEND. THE PERSONS NAMED IN THE PROXY MAY ALSO, AT THEIR DISCRETION, VOTE THE PROXY TO ADJOURN THE ANNUAL MEETING FROM TIME TO TIME.

SOLICITATION

         The cost of soliciting proxies will be borne by the Company. The Company may retain Kissel- Blake, Inc., a proxy solicitation firm, to solicit proxies in connection with the Annual Meeting at an estimated cost of $10,000. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile or telegram.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

         Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy roles promulgated by the SEC. Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2000 Annual Meeting must be received by the Company no later than June 14, 2000 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting. The attached proxy card grants the proxy holders discretionary authority to vote on any matter properly raised at the Annual Meeting. If a stockholder intends to submit a proposal at the 2000 Annual Meeting, which is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, the stockholder must do so no later than August 27, 2000. If such stockholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2000 Annual Meeting.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

NOMINEES

         A board of five directors has been nominated for election at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's five nominees named below, all of who are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until his successor has been elected.


                                                                       PRINCIPAL                                   DIRECTOR
NAME OF NOMINEE                  AGE                                   OCCUPATION                                    SINCE
---------------                  ---                                   ----------                                    -----

Dennis V. Vohs...............      55 Chairman of the Board and Chief Executive Officer of the Company                  1988
J. William Goodhew, III......      61 Vice President of Intelligent Systems Corporation                                 1997
Mario M. Rosati..............      53 Attorney, Wilson, Sonsini, Goodrich & Rosati, P.C.                                1993
Bruce J. Ryan................      56 Executive Vice President Finance and Administration of Global Knowledge           1992
                                      Network, Inc.
J. Patrick Tinley............      51 President and Chief Operating Officer of the Company                              1993

         There are no family relationships among any directors or executive officers of the Company.

         Mr. Vohs has served as Chairman of the Board and Chief Executive Officer of the Company since November 1988. Prior to joining the Company, Mr. Vohs held various executive positions with Management Science America, Inc., a software company, over an 18-year period. Prior to that, he held various technical positions at IBM. Mr. Vohs holds a BA in Industrial Engineering from The Georgia Institute of Technology.

         Mr. Goodhew joined Intelligent Systems Corporation, a publicly traded technology product and services company, as Vice President in January 1997. Prior to that, Mr. Goodhew was President of Peachtree Software, Inc., a privately held software company, from 1984 to 1994. In 1994, Peachtree Software was purchased by Automatic Data Processing, Inc., a publicly traded company providing computerized services. Mr. Goodhew remained at Peachtree Software, Inc. in a managerial capacity until joining Intelligent Systems Corporation. Mr. Goodhew serves on the Board of Directors of Navision A. S., a Danish software company, and is the Chairman of its subsidiary Navision U.S.

         Mr. Rosati has been an attorney with law firm Wilson Sonsini Goodrich & Rosati, Professional Corporation, since 1971. Mr. Rosati is a director of Aehr Test Systems, Inc., Genus, Inc., Sanmina Corporation, and Vivus Inc., all publicly traded companies, and several privately held companies. Mr. Rosati holds a BA in history from University of California, Los Angeles and a JD from Boalt Hall at the University of California, Berkeley.

         Mr. Ryan has served as Executive Vice President, Finance and Administration of Global Knowledge Network, Inc., an independent information technology education company, since February 1998. Mr. Ryan was Executive Vice President and Chief Financial Officer of Amdahl Corporation, a computer solutions company. Mr. Ryan holds a BA in Business Administration from Boston College and an MBA from Suffolk University.

         Mr. Tinley joined the Company in November 1988 as Executive Vice President, Business Development and has served as Executive Vice President, Product Development and Executive Vice President, Product Development Client Services. Mr. Tinley was promoted to President and Chief Operating Officer in 1995 and has been a director of the Company since 1993. Prior to 1988, Mr. Tinley held management positions with Management Science of America, Inc., a software company and Royal Crown Companies.

BOARD MEETINGS AND COMMITTEES

         The Board of Directors of the Company held a total of 6 meetings during the fiscal year ended June 30, 1999. During fiscal 1999, each director attended at least 80% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which such person served. The Board of Directors has an Audit Committee, a Compensation Committee and a Stock Option Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

         During the year ended June 30, 1999, the Audit Committee of the Board consisted of directors Rosati, Ryan and Goodhew and held 2 meetings during the fiscal year ended June 30, 1999. Following the Annual Meeting, the Board intends to re-appoint directors Rosati, Ryan and Goodhew, with director Ryan as Committee Chairman. The Audit Committee recommends engagement of the Company's independent auditors, and is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

         During the year ended June 30, 1999, the Compensation Committee of the Board consisted of directors Rosati, Ryan and Goodhew and held 1 meeting during the fiscal year ended June 30, 1999. Following the Annual Meeting, the Board intends to re-appoint directors Rosati, Ryan and Goodhew, with director Goodhew as Committee Chairman. The Compensation Committee makes recommendations to the Board regarding the Company's executive compensation policy.

         During the year ended June 30, 1999, the Stock Option Committee consisted of directors Rosati, Ryan and Goodhew. The Board of Directors executed the responsibilities of the Stock Option Committee during the year ended June 30, 1999. The Stock Option Committee did not hold any meetings during the fiscal year ended June 30, 1999. Following the Annual Meeting, the Board intends to re-appoint directors Rosati, Ryan and Goodhew, with director Rosati as Committee Chairman. The Stock Option Committee grants stock options and administers the 1998 Incentive Stock Option Plan.

COMPENSATION OF DIRECTORS

         For the fiscal year ended June 30, 1999, directors were compensated $2,000 for each Board of Directors meeting attended and $1,000 for participating in any telephonic Board of Directors meetings which were not regularly scheduled. In addition, directors are reimbursed for travel expenses incurred in connection with attending Board of Directors meetings.

         Annually, each non-employee director is automatically granted 4,000 stock options to purchase shares of the Company's Common Stock pursuant to the terms of the 1998 Incentive Stock Option Plan (the "Stock Plan"). Options granted to non-employee Directors under the Stock Plan are not intended by the Company to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Pursuant to the Stock Plan, on the Annual Meeting date, each non-employee director who is elected or re-elected at the meeting is granted an option to purchase 4,000 shares of Common Stock. In addition, any non-employee director newly elected to the Board of Directors receives an option for 10,000 shares of Company Common Stock. The 10,000-share option vests 25% a year over four years and the 4,000 share options are fully vested on the dates of grant. The price of all options granted is equal to the closing price of the Company's Common Stock, as quoted on the NASDAQ National Market, on the date of grant. During fiscal 1999, outside directors were granted a total of 12,000 stock options at an exercise price of $3.500.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF DENNIS V. VOHS, MARIO M. ROSATI, BRUCE J. RYAN, J. PATRICK TINLEY AND J. WILLIAM GOODHEW, III AS DIRECTORS.


                                 PROPOSAL NO. 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board has selected Arthur Andersen, LLP, independent auditors, to audit the consolidated financial statements of the Company for the year ending June 30, 2000. For the year ended June 30, 1999, Arthur Andersen, LLP audited the Company's North American and European financial statements. Representatives of Arthur Andersen, LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPOINTMENT OF ARTHUR ANDERSEN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2000.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information regarding compensation earned during each of the Company's last three fiscal years by the Company's Chief Executive Officer, and each of the Company's four other most highly compensated executive officers, based on salary and bonus earned during fiscal 1999 (the "Named Executive Officers").


                                                                                                        LONG TERM
                                                                 ANNUAL COMPENSATION               COMPENSATION AWARDS
                                                                 -------------------               -------------------
                                                                                  OTHER        SECURITIES
                                                                                 ANNUAL        UNDERLYING      ALL OTHER
                                    FISCAL                                    COMPENSATION      OPTIONS/      COMPENSATION
NAME AND PRINCIPAL POSITION          YEAR       SALARY($)     BONUS($)           ($)(3)       SARS (#)(1)        ($)(2)
---------------------------          ----       ---------     --------           ------       -----------        ------

Dennis V. Vohs............           1999        $354,000      $67,511 (4)         $10,800         50,000           $1,720
   Chairman of the Board             1998         337,570       31,255              10,800         75,000            1,936
   and CEO                           1997         312,550            -              10,800         50,000            1,936
J. Patrick Tinley.........           1999        $252,875      $46,656 (5)         $10,400         50,000           $1,720
   President and COO                 1998         233,282       31,600              10,400         75,000            1,936
                                     1997         215,998       10,000              10,400         50,000            2,121
Joseph L. Southworth......           1999        $188,417       $5,000 (6)         $10,400         20,000           $1,720
    VP, E-Commerce                   1998         175,000       32,500              10,400         15,000            1,936
                                     1997         174,999       20,750              10,400         20,000            1,936
Donald F. Campbell........           1999        $163,625       $5,000 (7)         $10,400         20,000           $1,720
   VP, Marketing                     1998         155,037       19,000              10,000         15,000            1,936
                                     1997         149,999       15,000              10,000         10,000            2,355
Peter D. Van Houten.......           1999        $154,105     $108,725 (8)         $10,000         20,000            $1720
   VP, Sales North America           1998         145,000      122,544              10,000         15,000            1,886
                                     1997         140,000      140,000              51,623         30,000            1,886

-----------

(1)      The Company has not granted any stock appreciation rights (SARs).

(2) Represents amounts contributed to the Company's 401(k) plan, on behalf of the officer by the Company and premiums paid by the Company on behalf of the officer for term life insurance.

(3) The amounts included in Other Annual Compensation include auto allowance and relocation reimbursements.

(4) Represents a bonus in the amount of $67,511 earned in fiscal 1998 and paid in fiscal 1999.

(5) Represents a bonus in the amount of $46,656 earned in fiscal 1998 and paid in fiscal 1999.

(6)      Represents a bonus in the amount of $5,000 earned and paid in fiscal
         1999.

(7) Represents a bonus in the amount of $5,000 earned and paid in fiscal 1999. In addition, an award was granted in the amount of $13,800 earned in fiscal 1999 to be paid in fiscal 2000.

(8) Represents a bonus in the amount of $108,725 earned in fiscal 1998 and paid in fiscal 1999. In addition, an award was granted in the amount of $4,579 earned in fiscal 1999 to be paid in fiscal 2000.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The following table describes the grant of options to the Named Executive Officers during fiscal 1999.


                                                          INDIVIDUAL GRANTS IN FISCAL 1999              POTENTIAL REALIZABLE
                                                          --------------------------------            VALUE AT ASSUMED ANNUAL
                                 NUMBER OF                                                                     RATES
                                 SECURITIES        PERCENT OF TOTAL                                        OF STOCK PRICE
                                 UNDERLYING          OPTIONS/SARS                                     APPRECIATION FOR OPTION
                                OPTIONS/SARS          GRANTED TO                                              TERM(4)
                                  GRANTED            EMPLOYEES IN    EXERCISE PRICE   EXPIRATION              -------
NAME                             (#)(1)(2)           FISCAL YEAR       ($/SH) (3)        DATE         5%                 10%
----                             ---------           -----------       ----------        ----         --                 ---

Dennis V. Vohs...............           50,000                  2.9%         $2.8130   10/23/08      $88,454.03   $224,159.88
                                        28,196 *                1.6%          2.5940    4/23/08       43,523.39    108,946.94
                                        29,605 *                1.7%          2.5940    8/29/04       25,719.60     58,225.97
                                        11,037 *                 .6%          2.5940    8/29/04        9,588.49     21,707.15
                                        31,500 *                1.8%          2.5940    8/29/04       27,365.90     61,952.98
                                           180 *                .01%          2.5940    8/29/04          156.38        354.02
                                        44,145 *                2.6%          2.5940    8/29/04       38,351.35     86,822.68
                                        43,009 *                2.5%          2.5940    8/29/04       37,364.44     84,588.44
                                        23,798 *                1.4%          2.5940    9/7/05        24,887.64     57,908.35
                                        21,203 *                1.2%          2.5940    9/7/05        22,173.82     51,593.87
                                        17,387 *                1.0%          2.5940    8/22/06       21,205.38     50,648.42
                                        27,614 *                1.6%          2.5940    8/22/06       33,678.34     80,439.72
                                        39,305 *                2.3%          2.5940    4/23/08       60,671.26    151,871.16
J. Patrick Tinley............           50,000                  2.9%          2.8130   10/23/08       88,454.03    224,159.88
                                         2,499 *                 .1%          2.5940    8/29/04        2,171.03      4,914.94
                                        16,875 *                  1%          2.5940    8/29/04       14,660.30     33,189.10
                                         9,198 *                 .5%          2.5940    8/29/04        7,990.84     18,090.27
                                        10,800 *                 .6%          2.5940    8/29/04        9,382.59     21,241.02
                                            46 *              .0027%          2.5940    7/1/03            31.17         68.43
                                         5,625 *                 .3%          2.5940    8/17/04        4,855.55     10,982.77
                                        32,875 *                1.9%          2.5940    9/28/08       53,630.72    135,910.77
                                        12,126 *                 .7%          2.5940    7/28/05       12,439.98     28,857.37
                                        45,000 *                2.6%          2.5940    9/28/08       73,410.87    186,037.56
                                        39,305 *                2.3%          2.5940    9/28/08       64,120.32    162,493.47
                                        28,196 *                1.6%          2.5940    4/23/08       43,523.39    108,946.94
Joseph L. Southworth.........           20,000                  1.2%          3.8130   12/21/08       47,959.50    121,538.80
                                         1,273 *                 .1%          2.5940    9/28/98        2,076.71      5,262.80
                                        36,000 *                2.1%          2.5940    9/28/08       58,728.70    148,830.05
                                        19,546 *                1.1%          2.5940    8/29/04       16,980.76     38,442.32
                                         4,599 *                 .3%          2.5940    9/28/08        7,502.59     19,013.04
                                         4,500 *                 .3%          2.5940    9/28/08        7,341.09     18,603.76
                                         2,955 *                 .2%          2.5940    8/29/04        2,567.18      5,811.78
                                        18,000 *                1.0%          2.5940    9/28/08       29,364.35     74,415.02
                                        13,500 *                 .8%          2.5940   11/19/07       19,685.89     48,682.83
Donald F. Campbell...........           20,000                  1.2%          3.8130   12/21/08       47,959.50    121,538.80
                                        13,500 *                 .8%          2.5940    9/28/08       22,023.26     55,811.27
                                         9,000 *                 .5%          2.5940    9/28/08       14,682.17     37,207.51
                                        18,000 *                1.0%          2.5940    9/28/08       29,364.35     74,415.02
                                        27,000 *                1.6%          2.5940    9/28/08       44,046.52    111,622.53
Peter D. Van Houten..........           20,000                  1.2%          3.8130   12/21/08       47,959.50    121,538.80
                                        13,500 *                 .8%          2.5940   11/19/07       19,685.89     48,682.83
                                        27,000 *                1.6%          2.5940    8/22/06       32,929.50     78,651.14
                                         9,000 *                 .5%          2.5940    7/28/05        9,233.04     21,418.13
                                           450 *                .03%          2.5940    8/29/04          390.94        885.04
                                           450 *                .03%          2.5940    8/29/04          390.94        885.04
                                           225 *                .01%          2.5940    8/29/04          195.47        442.52
                                           900 *                .05%          2.5940    8/29/04          781.88      1,770.09

-----------
* Represents options that were repriced by the Company in September 1998. The share amounts were reduced by ten percent from the amount subject to the original option. The vesting schedules remained the same as the original option.

(1)      The Company has not granted any SARs

(2) Based on an aggregate of 1,722,954 options granted to all employees during fiscal year 1999, including 1,337,654 options that were repriced and 385,300 new option awards. Options granted in fiscal year 1999 expire in 2008 or 2009 and typically vest annually over four years from the date of grant.

(3) All options were granted at an exercise price equal to the fair market value based on the closing market value of Common Stock on the Nasdaq National Market on the date of grant with the exception of those options that were repriced as disclosed.

(4) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their terms assuming the specified compounded rates of appreciation on the Company's Common Stock over the terms of the options. These numbers are calculated based on SEC rules and do not reflect the Company's estimate of future stock price appreciation. Actual gains, if any are dependent on the timing of option exercises and the future performance of the Company's Common Stock. There can be no assurances that the rates of appreciation assumed in this table can be achieved or that the individuals will realize the amounts reflected.


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

         The following table provides information related to options exercised by the Named Executive Officers during fiscal 1999 and the number and value of options held at June 30, 1999. The Company has not granted any SARs.


                                                              NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED                 IN-THE-MONEY
                                  SHARES       VALUE             OPTIONS/SARS AT                  OPTIONS/SARS AT
                               ACQUIRED ON    REALIZED            JUNE 30, 1999                   JUNE 30, 1999(2)
 NAME                          EXERCISE(#)     ($)(1)      EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
 ----                          -----------     ------      -----------     -------------     -----------     -------------

Dennis V. Vohs...............            -           $-          238,228          128,751      $0.00            $0.00
J. Patrick Tinley............            -            -          118,169          134,376        0.00            0.00
Joseph L. Southworth.........        9,000       10,125           79,748           41,625        0.00            0.00
Donald F. Campbell...........            -            -           48,375           39,125        0.00            0.00
Peter D. Van Houten..........       15,525       17,465           25,125           50,875        0.00            0.00

-----------

(1) Based upon the fair market value of one share of the Company's Common Stock on the date the option was exercised, less the exercise price per share multiplied by the number of shares received upon exercise of the option.

(2) Value is based on the difference between the option exercise price and the fair market value at June 30, 1999 ($2.500 per share) multiplied by the number of shares underlying the option.

10-YEAR STOCK OPTION REPRICING

         The following table sets forth certain information regarding the participation of any executive officer in the Company's repricing of stock options for the previous 10 fiscal years.


                                                 NUMBER OF                                                       LENGTH OF ORIGINAL
                                                 SECURITIES                                                          OPTION TERM
                                                 UNDERLYING      MARKET PRICE OF    EXERCISE PRICE                REMAINING AT DATE
                                                OPTIONS/SARS    STOCK AT TIME OF      AT TIME OF     NEW           OF REPRICING OR
                                  REPRICING     REPRICED OR       REPRICING OR       REPRICING OR    EXERCISE         AMENDMENT
        NAME AND TITLE              DATE        AMENDED (#)       AMENDMENT ($)     AMENDMENT ($)    PRICE ($)       (IN YEARS)
        --------------              ----        -----------       -------------     -------------    ---------       ----------

Donald F. Campbell.............   9/28/98               27,000            $2.5940      $5.2500        $2.5940           6.2
  VP, Marketing                   9/28/98               18,000            $2.5940      $6.3750        $2.5940           6.8
                                  9/28/98                9,000            $2.5940      $5.5000        $2.5940           7.9
                                  9/28/98               13,500            $2.5940      $3.8750        $2.5940           9.1

Verome M. Johnston.............   9/28/98               10,000            $2.5940      $4.4380        $2.5940           9.9
  VP, Controller

Malcolm C. Marais..............   9/28/98                4,500            $2.5940      $3.8750        $2.5940           8.9
  VP, Services North America      9/28/98                9,000            $2.5940      $5.0630        $2.5940           9.6

Eric W. Musser.................   9/28/98                   50            $2.5940      $3.6250        $2.5940           5.9
  VP, Development                 9/28/98                  950            $2.5940      $5.2500        $2.5940           6.2
                                  9/28/98                1,200            $2.5940      $4.1250        $2.5940           6.6
                                  9/28/98                6,300            $2.5940      $4.1250        $2.5940           6.6
                                  9/28/98               10,000            $2.5940      $5.5000        $2.5940           7.9
                                  9/28/98                2,000            $2.5940      $3.8125        $2.5940           8.6
                                  9/28/98                3,000            $2.5940      $3.8750        $2.5940           8.9
                                  9/28/98                6,500            $2.5940      $3.8750        $2.5940           9.1
                                  9/28/98                5,000            $2.5940      $4.4380        $2.5940           9.9

Oscar Pierre Prats.............   9/28/98               18,000            $2.5940      $5.0630        $2.5940           6.6
  VP, Spain                       9/28/98               18,000            $2.5940      $6.5000        $2.5940           8.3

Joseph L. Southworth...........   8/29/94                1,414            $3.6250      $5.2600        $3.6250           1.5
  VP, E-Commerce                  8/29/94                5,109            $3.6250      $5.2600        $3.6250           1.5
                                  8/29/94                5,000            $3.6250      $6.4000        $3.6250           2.0
                                  8/29/94               40,000            $3.6250      $7.2500        $3.6250           3.4
                                  8/29/94               21,717            $3.6250      $8.7500        $3.6250           4.5
                                  9/28/98                1,273            $2.5940      $3.6250        $2.5940           5.9
                                  9/28/98               36,000            $2.5940      $3.6250        $2.5940           5.9
                                  9/28/98               19,546            $2.5940      $3.6250        $2.5940           5.9
                                  9/28/98                4,599            $2.5940      $3.6250        $2.5940           5.9
                                  9/28/98                4,500            $2.5940      $3.6250        $2.5940           5.9
                                  9/28/98                2,955            $2.5940      $3.6250        $2.5940           5.9
                                  9/28/98               18,000            $2.5940      $5.5000        $2.5940           7.9
                                  9/28/98               13,500            $2.5940      $3.8750        $2.5940           9.1



                                                 NUMBER OF                                                       LENGTH OF ORIGINAL
                                                SECURITIES                                                          OPTION TERM
                                                UNDERLYING      MARKET PRICE OF    EXERCISE PRICE                REMAINING AT DATE
                                               OPTIONS/SARS     STOCK AT TIME OF     AT TIME OF         NEW       OF REPRICING OR
                                 REPRICING      REPRICED OR       REPRICING OR      REPRICING OR     EXERCISE        AMENDMENT
        NAME AND TITLE              DATE        AMENDED (#)      AMENDMENT ($)      AMENDMENT ($)    PRICE ($)       (IN YEARS)
        --------------              ----        -----------      -------------      -------------    ---------       ----------

J. Patrick Tinley..............   8/29/94                2,776            $3.6250      $5.2600        $3.6250           1.5
  President, COO                  8/29/94               10,219            $3.6250      $5.2600        $3.6250           1.5
                                  8/29/94               12,000            $3.6250      $6.4000        $3.6250           2.0
                                  8/29/94               40,000            $3.6250      $7.2500        $3.6250           3.4
                                  8/29/94               18,750            $3.6250      $8.7500        $3.6250           4.5
                                  9/28/98                2,499            $2.5940      $3.6250        $2.5940           5.9
                                  9/28/98               16,875            $2.5940      $3.6250        $2.5940           5.9
                                  9/28/98                9,198            $2.5940      $3.6250        $2.5940           5.9
                                  9/28/98               10,800            $2.5940      $3.6250        $2.5940           5.9
                                  9/28/98                   46            $2.5940      $3.6250        $2.5940           5.9
                                  9/28/98                5,625            $2.5940      $3.6250        $2.5940           5.9
                                  9/28/98               32,875            $2.5940      $6.3750        $2.5940           6.8
                                  9/28/98               12,126            $2.5940      $6.3750        $2.5940           6.8
                                  9/28/98               45,000            $2.5940      $5.5000        $2.5940           7.9
                                  9/28/98               39,305            $2.5940      $5.0630        $2.5940           9.6
                                  9/28/98               28,196            $2.5940      $5.0630        $2.5940           9.6

Peter D. Van Houten............   8/29/94                  250            $3.6250      $5.2600        $3.6250           1.5
  VP, Sales North America         8/29/94                  500            $3.6250     $10.0000        $3.6250           2.4
                                  8/29/94                  500            $3.6250     $10.5000        $3.6250           2.7
                                  8/29/94                1,000            $3.6250      $5.1250        $3.6250           9.4
                                  9/28/98                  225            $2.5940      $3.6250        $2.5940           5.9
                                  9/28/98                  450            $2.5940      $3.6250        $2.5940           5.9
                                  9/28/98                  450            $2.5940      $3.6250        $2.5940           5.9
                                  9/28/98                  900            $2.5940      $3.6250        $2.5940           5.9
                                  9/28/98                9,000            $2.5940      $6.3750        $2.5940           6.8
                                  9/28/98               27,000            $2.5940      $5.5000        $2.5940           7.9
                                  9/28/98               13,500            $2.5940      $3.8750        $2.5940           9.1

Dennis V. Vohs.................   8/29/94                8,281            $3.6250      $5.2600        $3.6250           1.5
  Chairman, CEO                   8/29/94               12,263            $3.6250      $5.2600        $3.6250           1.5
                                  8/29/94               35,000            $3.6250      $6.4000        $3.6250           2.0
                                  8/29/94               52,213            $3.6250      $7.2500        $3.6250           3.4
                                  9/28/98               29,605            $2.5940      $3.6250        $2.5940           5.9
                                  9/28/98               11,037            $2.5940      $3.6250        $2.5940           5.9
                                  9/28/98               31,500            $2.5940      $3.6250        $2.5940           5.9
                                  9/28/98                  180            $2.5940      $3.6250        $2.5940           5.9
                                  9/28/98               44,145            $2.5940      $3.6250        $2.5940           5.9
                                  9/28/98               43,009            $2.5940      $3.6250        $2.5940           5.9
                                  9/28/98               23,798            $2.5940      $6.5000        $2.5940           6.9
                                  9/28/98               21,203            $2.5940      $6.5000        $2.5940           6.9
                                  9/28/98               17,387            $2.5940      $5.5000        $2.5940           7.9
                                  9/28/98               27,614            $2.5940      $5.5000        $2.5940           7.9
                                  9/28/98               39,305            $2.5940      $5.0630        $2.5940           9.6
                                  9/28/98               28,196            $2.5940      $5.0630        $2.5940           9.6



                                                 NUMBER OF                                                     LENGTH OF ORIGINAL
                                                SECURITIES      MARKET PRICE                                      OPTION TERM
                                                UNDERLYING       OF STOCK AT                                   REMAINING AT DATE
                                               OPTIONS/SARS        TIME OF     EXERCISE PRICE AT      NEW       OF REPRICING OR
                                 REPRICING      REPRICED OR     REPRICING OR   TIME OF REPRICING   EXERCISE        AMENDMENT
        NAME AND TITLE              DATE        AMENDED (#)     AMENDMENT ($)   OR AMENDMENT ($)   PRICE ($)       (IN YEARS)
        --------------              ----        -----------     -------------      -------------   ---------       ----------

Robert B. Webster..............   9/28/98                9,000         $2.5940      $4.6250         $2.5940           9.7
  VP, CFO                         9/28/98               36,000         $2.5940      $4.6250         $2.5940           9.7

Michael O. Hunt (1)............   8/29/94               40,000         $3.6250      $5.1250         $3.6250           6.4
  Former President,
  International Operations

John B. Koontz (1).............   8/29/94                5,000         $3.6250      $10.7500        $3.6250           4.2
  Former Sr. VP, NA Sales         8/29/94                8,500         $3.6250      $5.1250         $3.6250           9.4

Selby F. Little, III (1).......   8/29/94               40,000         $3.6250      $5.1250         $3.6250           3.7
  Former VP, CFO, Secretary       8/29/94               20,000         $3.6250      $8.7500         $3.6250           4.5


(1) All options to these individuals were canceled within 30 days of their termination of employment with the Company.

         REPORT OF THE COMPENSATION COMMITTEE AND STOCK OPTION COMMITTEE
                            OF THE BOARD OF DIRECTORS

OPTION REPRICING; CHANGE OF CONTROL

         On September 18, 1998, the Company's Board of Directors approved an adjustment to the exercise price for outstanding stock options held by then current employees of the Company, which have an exercise price per share of $3.00 and above. As consideration for the repricing, officers of the Company participating in the option repricing were required to forfeit 10% of the shares subject to each option being repriced, while non-officer employees are subject to a one year exercise black out period on repriced options. The revised exercise price was established by reference to the closing price of the Company's Common Stock on September 28, 1998, $2.594 per share.

         The offer to reprice options was extended only to then current employees of the Company. The offer was not extended to options held by consultants or non-employee directors. Each repriced option has terms substantially similar to the original option except that in the case of repriced options held by officers, the number of shares subject to the options was reduced by 10% and in the case of repriced options held by non-officer employees, such options cannot be exercised until September 28, 1999, with certain hardship exceptions in the case of the exercise blackout.

         In approving the option repricing, the Board relied in part upon the views of its outside advisors with respect to the legal, accounting and compensation issues associated with the action and took into consideration, among other things, the following factors: (i) the Company historically has both salary and total compensation packages which were at or below its competitors market levels and has remained competitive through stock option grants to employees; (ii) the Company historically has used stock options as its principle long term incentive investment program; (iii) the employees of the Company possess marketable skills; and (iv) senior management of the Company believed that there was potential for increased attrition among its key employees and that the repricing would significantly help to mitigate such risk. In addition the Company desires to increase the employee investment stake in the Company and considered that factor in placing minimal restriction on their ability to participate in the repricing.

         On September 18, 1998, the Company's Board of Directors also approved an amendment to the 1998 Incentive Stock Plan and amendments to the options previously granted under the Company's 1988 Incentive Stock Plan to provide for accelerated vesting and exercisability of 100% of such options (and in the case of the 1998 Incentive Stock Plan, options granted in the future) in the event of a change of control of the Company. The Board defined a "change of control" as the occurrence of any of the following events: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities; or (ii) a change in the composition of the Board of Directors of the Company as a result of which fewer than a majority of the directors are "Incumbent Directors." The Board defined "Incumbent Directors" to mean directors who either (A) are directors of the Company as of September 18, 1998, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for election as a director without objection to such nomination) of at least three-quarters of the Incumbent Directors at the time of such election or nomination.

         The Compensation Committee and the Stock Option Committee of the Board is comprised of three outside directors of the Company, J. William Goodhew, III, Mario M. Rosati and Bruce J. Ryan. Together these committees are responsible for recommending to the Board the overall compensation plans which govern the compensation of the key executive officers, including the Chief Executive Officer and President, of the Company.

         The Company's executive pay programs are designed to provide a strong and direct link between Company performance and executive compensation. The Company believes that, in order to attract and retain the most qualified executives in the industry, its compensation policies must be competitive with companies in a similar business and of similar size. Accordingly, executive compensation is based on Company and individual performance in relation to annual goals for the executive and the Company. The annual goals set for the executive are based on revenue growth, profitability and cash flow, as appropriate for the executive's responsibilities. Executives are provided with a combination of one or more of the following types of compensation: salary, profit sharing and annual bonus, and long-term incentives.

 SALARY: All executive officers (other than the Chief Executive Officer and President) are provided with a fixed annual salary that is reviewed on an annual basis by the Compensation Committee and the Chief Executive Officer. Salary and increases in salary are determined partially by comparison of the executive's salary to salaries for similar positions at comparable companies, the executive's annual performance review, the value of contributions made by the executive and the executive's and the Company's performance in relation to goals established at the beginning of the period.

         In addition to considering the above factors when setting compensation increases, the Compensation Committee also considers the overall financial health of the Company. In years where corporate performance does not equal or exceed Company expectations, executive salary increases for the coming fiscal year may be either reduced or eliminated altogether.

 PROFIT SHARING AND ANNUAL BONUS: As an incentive to help the Company meet annual goals and become more profitable, all executive officers have a profit sharing component included in their compensation plans. The executive can earn profit sharing if the Company and the executive's organization meet or exceed annual goals for profitability, revenue growth and cash flow. Generally, executive compensation plans are structured so those higher level executives have a larger portion of their total compensation based on profit sharing. The determination of profit sharing is based on a formula in the executive's compensation plan, which is approved annually by the Compensation Committee. The Company believes that linking executive compensation to Company profitability aligns the overall interests of the stockholders with those of the executive. No profit sharing has been paid for the last three fiscal years.

         The Company motivates its executives to make contributions of outstanding value by providing them the opportunity to earn an annual bonus. These bonuses, if paid, can represent a significant portion of the executive's compensation. In fiscal 1999, individual executive bonuses were targeted to be above 40%, excluding profit sharing, of the executive's salary. Each executive can potentially earn a percentage of his or her target bonus based on the achievement of the Company's and his or her organization's goals. For all executives, except Mr. Vohs, the executive's achievements in relation to established goals are evaluated by the Chief Executive Officer. The Compensation Committee evaluates the performance of the Chief Executive Officer and President. Like other executives, the decision to grant these executives a bonus is based on the performance of the Company and their contributions to the Company in the past fiscal year. The bonus plan is designed such that the executive earns a proportionally higher award if the Company and the executive's organization exceed their goals and a smaller or no award if the Company and the executive's organization do not exceed their goals.

 LONG-TERM INCENTIVES: The Stock Option Committee of the Board believes that employee equity ownership provides significant additional motivation to officers and employees to maximize value for the Company's stockholders, and therefore periodically grants stock options under the 1998 Incentive Stock Plan. The Committee grants stock options to executive officers at the prevailing market price, after considering the recommendation of the Chief Executive Officer, the positive effects the executive has made on the overall performance of the Company, stock option granting policies at companies of similar size in similar industries, and certain other factors. The stock options granted only have value to the executive if the Company's stock price increases over the exercise price. Therefore, the Committee believes that stock options serve to align the interests of option holders closely with those of stockholders because of the direct benefit executive officers receive through improved stock performance. During fiscal 1999, the Committee considered and granted stock options to the executive officers of the Company, including Dennis V. Vohs, the Company's Chief Executive Officer. Each of the officers received stock options based on his performance, level of responsibility, historical and expected contribution to the Company's success and prior grants, including vested and unvested options.

 COMPENSATION OF THE CHIEF EXECUTIVE OFFICER AND PRESIDENT: The Salary, Profit Sharing and Annual Bonus and Long-Term Incentives of Dennis V. Vohs and J. Patrick Tinley, the Company's Chief Executive Officer and President, respectively, were determined in accordance with the criteria described in the "Salary", "Profit Sharing and Annual Bonus," and "Long-Term Incentives" sections of this report. These amounts were designed to compensate Mr. Vohs and Mr. Tinley at prevailing market rates when revenue growth, profitability and cashflow targets are met and at above market rates when revenue growth, profitability and cash flow targets were exceeded. Accordingly, in view of the fact that revenue growth, profitability and cash flow were lower than the targets set at the beginning of the fiscal year, neither Mr. Vohs nor Mr. Tinley received a bonus for the Company's fiscal year 1999 performance. Mr. Vohs and Mr. Tinley were awarded salary increases of $22,436 and $21,720 respectively, based upon the profitable performance achieved in fiscal year 1998 but awarded in fiscal year 1999. Subsequently, Mr. Vohs and Mr. Tinley, in view of the slow down in new business close rates, requested that their salaries be temporarily reduced by $36,000 and $12,750 at the end of the Company's third fiscal quarter. Mr. Vohs and Mr. Tinley were each awarded stock options of 50,000 shares in October 1998. In addition, based upon the Company's fiscal 1998 performance, Mr. Vohs and Mr. Tinley were awarded profit sharing bonuses of $67,511 and $46,656 respectively, which were paid in fiscal 1999. Neither Mr. Vohs nor Mr. Tinley participated in deliberations concerning their salary, bonus or stock option grants.

COMPENSATION LIMITATIONS: Under Section 162(m) of the Code and regulations adopted thereunder by the Internal Revenue Service in August 1993, publicly-held companies may be precluded from deducting certain compensation in excess of $1.0 million paid to an executive officer in a single year. The regulations exclude from this limit performance-based compensation and stock options, provided certain requirements, such as stockholder approval, are satisfied. The Company is studying these regulations and currently intends to take the necessary actions to cause its compensation programs and stock option plans to qualify for the exclusions.

           COMPENSATION COMMITTEE            STOCK OPTION COMMITTEE

           Bruce J. Ryan                     Bruce J. Ryan
           J. William Goodhew, III           J. William Goodhew, III
           Mario M. Rosati                   Mario M. Rosati


         THE FOREGOING COMPENSATION COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         For the fiscal year ended June 30, 1999, directors Goodhew, Rosati and Ryan served as members of the Compensation Committee of the Board of Directors. No member of the Compensation Committee was or is an officer or employee of the Company or any of its subsidiaries. In addition, during the fiscal year ended June 30, 1999, no officer of the Company had an "interlock" relationship, as the SEC defines that term, to report.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires the Company's executive officers and directors to file initial reports of share ownership and report changes in share ownership with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms, which they file.

         Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that for the period July 1, 1998 to June 30, 1999, all Section 16(a) filings were made on a timely basis.

                              CERTAIN TRANSACTIONS

         During fiscal 1999, Mario M. Rosati, a director of the Company, was also an attorney with Wilson Sonsini Goodrich & Rosati, Professional Corporation ("Counsel"). The Company retained Counsel as its legal advisers during the fiscal year. The Company plans to retain Counsel as its legal advisers again during fiscal 2000. The amounts paid by the Company to Counsel were less than 1% of Counsel's total gross revenues for its last completed fiscal year

         Under the terms of indemnification agreements with each of the Company's officers and directors, the Company is obligated to indemnify each officer and director against certain claims and expenses for which the director might be held liable in connection with past or future service on behalf of the Company. In addition, the Company's Certificate of Incorporation provide that, to the extent permitted by Delaware law, the officers and directors shall not be liable for monetary damages for breach of fiduciary duty as an officer or director.

         On June 30, 1998, J. Patrick Tinley, the Company's President and Chief Operating Officer, delivered a promissory note to the Company for the principal sum of $145,000 in connection with Mr. Tinley's exercise of an option to purchase 40,000 shares of the Company's Common Stock at an exercise price of $3.625 per share. The Company loaned Mr. Tinley $145,000 and Mr. Tinley promised to repay the principal amount with simple interest at a rate of 5.58% per annum on or before June 30, 2003. At the option of the Company, all principal and interest owing under the note may be payable upon termination of Mr. Tinley's employment prior to June 30, 2003. This note is secured by the 40,000 shares of Common Stock of the Company received by Mr. Tinley upon exercise of his stock options.

         On April 20, 1998, the Company delivered a letter to Stan F. Stoudenmire, the Company's former Vice President, Finance and Administration, Chief Financial Officer and Secretary, agreeing to provide Mr. Stoudenmire with payments equal to Mr. Stoudenmire's base salary for 12 months, in the amount of $150,000 following his departure from the Company. Mr. Stoudenmire's employment with the Company was terminated on April 20, 1998.

         On December 17, 1998, Joseph L. Southworth, the Company's Vice President, E-Commerce, and Peter D. Van Houten, the Company's Vice President-Sales North America, each delivered a promissory note to the company in the connection with the exercise of stock options. Mr. Southworth delivered a promissory note of $23,346 to purchase 9,000 shares of the Company's Common Stock; Mr. Van Houten delivered a promissory note of $40,271.85 to purchase 15,525 shares of the Company's Common Stock. All options for both Mr. Southworth and Mr. Van Houten were at an exercise price of $2.5940 per share. The Company loaned Mr. Southworth $23,346 and Mr. Southworth promised to repay the principal amount with simple interest at a rate of 5.58% per annum on or before December 17, 2003. The Company loaned Mr. Van Houten $40,271.85 and Mr. Van Houten promised to repay the principal amount with simple interest at a rate of 5.58% per annum on or before December 17, 2003. At the option of the Company, all principal and interest owing under the note may be payable upon termination of employment prior to December 17, 2003 for either Mr. Southworth or Mr. Van Houten. This note is secured by the shares of Common Stock of the Company received by Messrs. Southworth and Van Houten upon the exercise of these stock options.

         In fiscal 1999, Dennis V. Vohs, J. Patrick Tinley and Robert B. Webster have entered into employment agreements with the Company. The employment agreements provide the executives with severance payments and accelerated vesting of stock options and other incentive awards if the executive's employment is terminated without "Cause" at any time. Each executive would be entitled to 100% or 200% of his base compensation and employee benefit coverage applicable to the executive at the time of termination for one year following the termination and ninety days to exercise all vested and unvested stock options and other incentive awards. The employment agreements also provide the executives with severance payments and accelerated vesting of stock options and other incentive awards if the executive terminates his employment with the Company for "Good Reason" or is terminated without "Cause" or as a result of "Disability" within nine months immediately following a "Change of Control" of the Company. Each executive would be entitled to 100% or 200% of his base compensation applicable to the executive at the time of termination for one year following the termination and employee benefit coverage applicable to the executive at the time of termination for eighteen months following the termination and ninety days to exercise all vested and unvested stock options and other incentive awards. The severance agreements define "Cause" to include a willful act by the executive which constitutes fraud and which is injurious to the Company, conviction of, or a plea of "guilty" or "no contest" to, a felony or the executive's continuing repeated willful failure or refusal to perform his material duties required by the employment agreement which is injurious to the Company. The employment agreements define "Good Reason" to include a material reduction in the executive's powers or duties, one or more reductions in the executive's base compensation in the cumulative amount of five percent (5%) or more or notifying the executive that his principal place of work will be relocated by a distance of 50 miles or more. The employment agreements define "Disability" as the executive's eligibility to receive immediate long-term disability benefits under the Company's long-term disability insurance plan or, if there is no such plan, under the federal Social Security program. The employment agreements define "Change of Control" to mean the occurrence of any of the following events: (i) any "person" (as such term in used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) by the acquisition or aggregation of securities is or becomes the beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company, or (ii) the stockholders of the Company approve a definitive agreement (A) to merge or consolidate the Company with or into another corporation in which the holders of the securities of the Company before such merger or reorganization will not, immediately following such merger or reorganization, hold as a group on a fully diluted basis both the ability to elect at least a majority of the directors of the surviving corporation and at least a majority in value of the surviving corporation's outstanding equity securities, or (B) to sell or otherwise dispose of all or substantially all of the assets of the Company or dissolve or liquidate the Company.

              COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG
                 ROSS SYSTEMS, INC., NASDAQ COMPOSITE INDEX, AND
                              H&Q TECHNOLOGY INDEX

         Set forth below is a line graph comparing the annual percentage change in the cumulative total return on the Company's Common Stock with the cumulative total return of the NASDAQ Composite Index and H&Q Technology Index for the period commencing on June 30, 1994 and ending on June 30, 1999


                                  ROSS SYSTEMS
                              H&Q TECHNOLOGY INDEX
                         NASDAQ STOCK MARKET-U.S. INDEX


                                    [CHART]




         Assumes that $100.00 was invested on June 30, 1994 in the Company's Common Stock and each index, and that all dividends paid by companies whose shares are components of the index were reinvested. No dividends have been declared on the Company's Common Stock. Stockholder returns over the period indicated should not be considered indicative of future stockholder returns.

         THE FOREGOING STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

         THE COMPANY WILL MAIL WITHOUT CHARGE TO ANY STOCKHOLDER UPON REQUEST A COPY OF THE ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO THE CORPORATE SECRETARY, ROSS SYSTEMS, INC., TWO CONCOURSE PARKWAY, SUITE 800, ATLANTA, GEORGIA 30328.

                                      PROXY

                               ROSS SYSTEMS, INC.

                       1999 ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Ross Systems, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October 12, 1999, and hereby appoints Dennis V. Vohs and J. Patrick Tinley, and each of them, proxies and attorneys-in-fact, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Stockholders of Ross Systems, Inc. to be held on November 17, 1999, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

Both of such attorneys or substitutes (if both are present and acting at said meeting or any adjournment(s) thereof, or, if only one shall be present and acting, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.


SEE REVERSE                                                          SEE REVERSE
  SIDE               CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SIDE

/ X /   PLEASE MARK
        VOTES AS IN
        THIS EXAMPLE.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, AND FOR THE APPOINTMENT OF ARTHUR ANDERSEN LLP, OR AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OF THE MEETING.

1.   Election of Directors.
     Nominees: Dennis V. Vohs, Mario M. Rosati, Bruce J. Ryan, J. Patrick Tinley, J. William Goodhew, III



          FOR                                       WITHHELD
          ALL          /   /                        FOR ALL     /    /
        NOMINEES                                    NOMINEES

 /  /
     ---------------------------------------------------------------------------
     INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee(s) name(s) on the line above.

2. Proposal to ratify the appointment of Arthur Andersen, LLP as the independent auditors of Ross Systems, Inc. for the fiscal year ending June 30, 2000:

           FOR                        AGAINST                   ABSTAIN

          /  /                         /  /                      /   /


     And in their discretion upon such other matter(s) which may properly come before the meeting or and adjournment(s) thereof.

(This Proxy should be marked, dated, and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as a community property, both should sign).


Signature:                          Date:                   Signature:                        Date:
           -----------------------        ----------------             --------------------           -----------------
